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                                                                    EXHIBIT 24.1

                       TECO ENERGY, INC. POWER OF ATTORNEY

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of TECO Energy, Inc., hereby severally constitute and appoint Gordon L. Gillette and David E. Schwartz our true and lawful attorneys, with full power to them in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including pre- and post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registrant Statement has been signed by the following persons in the capacities indicated as of May 11, 2001.

                      SIGNATURE                                                  TITLE
                      ---------                                                  -----
                   /s/ R. D. Fagan                        Chairman of the Board, President and Chief
                     R. D. Fagan                          Executive Officer (Principal Executive Officer)


                 /s/ G. L. Gillette                       Vice President-Finance and Chief Financial
                   G. L. Gillette                         Officer (Principal Financial Officer)


                   /s/ S. A. Myers                        Vice President-Corporate Accounting and Tax
                     S. A. Myers                          (Principal Accounting Officer)


                  /s/ C. D. Ausley                        Director
                    C. D. Ausley


                  /s/ S. L. Baldwin                       Director
                    S. L. Baldwin


                /s/ J. L. Ferman, Jr.                     Director
                  J. L. Ferman, Jr.


                 /s/ L. Guinot, Jr.                       Director
                   L. Guinot, Jr.


                  /s/ T. L. Rankin                        Director
                    T. L. Rankin


                 /s/ W. D. Rockford                       Director
                   W. D. Rockford


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
                    /s/ W. P. Sovey                      Director
                      W. P. Sovey


                   /s/ J. T. Touchton                    Director
                    J. T. Touchton


                    /s/ J. A. Urquhart                   Director
                     J. A. Urquhart


                   /s/ J. O. Welch, Jr.                  Director
                     J. O. Welch, Jr.


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